Exhibit 31.4

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jaime Bartushak, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Citius Pharmaceuticals, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

January 27, 2025	By:	/s/ Jaime Bartushak
Jaime Bartushak
Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)